UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 1, 2022
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

Jones Lang LaSalle Income Property Trust, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 1, 2022, Jones Lang LaSalle Income Property Trust, Inc. changed its corporate name to JLL Income Property Trust, Inc., pursuant to its Fourth Articles of Amendment to the Second Articles of Amendment and Restatement of Jones Lang LaSalle Income Property Trust, Inc. (the “Fourth Articles of Amendment”) filed with the State Department of Assessments and Taxation of Maryland.

A copy of the Fourth Articles of Amendment is filed as Exhibit 3.1 with this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Fourth Articles of Amendment to the Second Articles of Amendment and Restatement of Jones Lang LaSalle Income Property Trust, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: October 3, 2022

EXHIBIT INDEX

Exhibit Number	Description
3.1	Fourth Articles of Amendment to the Second Articles of Amendment and Restatement of Jones Lang LaSalle Income Property Trust, Inc.